EXHIBIT 99.1 CORPUS CHRISTI, TEXAS INVESTOR RELATIONS PRESENTATION MAY 2018

FORWARD LOOKING STATEMENTS “This presentation contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. These forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward- looking statements made in this presentation. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in (i) the Company’s 2017 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2018, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and (ii) other reports filed with the SEC, including the Company’s First Quarter 2018 report on Form 10-Q. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.” 2

AT A GLANCE OVERVIEW REVENUE ($ IN MILLIONS) • Leading pawn operator with over 2,200 store $1,780 locations in 25 U.S. states and Latin America, including Mexico, Guatemala, El Salvador and $1,088 Colombia. $705 • Retailer of pre-owned consumer products including: – Consumer electronics & appliances – Jewelry, diamonds & watches 2015 2016 2017 – Power tools, musical instruments & sporting goods ADJUSTED EBITDA(1) • Source of small, short-term pawn loans ($ IN MILLIONS) – Fully collateralized $273 – No collections / credit reporting $180 • Attractive industry dynamics $132 – Steady demand across economic cycles – recession resistant – Customer base is underserved – most lenders don’t offer loans of $150 or less 2015 2016 2017 – Stable regulatory environment 1 See “Non-GAAP Financial Information” and “Reconciliation of Net Income to EBITDA and Adjusted EBITDA in the Appendix. Source: Company filings. 3

LARGEST PAWN OPERATOR IN THE AMERICAS OVER 2,200 STORES IN FIVE COUNTRIES U.S. OPERATIONS – 1,110 STORES IN 25 STATES MEXICO OPERATIONS – 1,088 STORES IN 32 STATES Sonora Chihuahua Coahuila Quintana Roo 33 Durango Nuevo Leon Yucatan WA ME Tamaulipas MT ND VT OR MN San Luis Potosi ID NH SD WI NY MA 2 MI CT RI WY IA PA Baja California 1,088 UT 1 119 NJ 27 NE 34 DC Baja California Sur 25 3 DE Estado de 7 30 OH MD Sinaloa IN WV Nayarit Ciudad de NV KS IL VA 29 CO 25 26 6 Zacatecas Queretaro Mexico KY Aguascalientes Hidalgo CA MO Jalisco Tlaxcala Veracruz NC 41 Colima TN 53 Michoacán 34 18 SC NM OK AZ AR 27 8 46 Guanajuato MS Guerrero Oaxaca LA AL GA AK TX Estado de Mexico Puebla Campeche 409 26 Chiapas 6 Morelos Tabasco 75 FL CENTRAL AND SOUTH AMERICA OPERATIONS – 48 STORES HI IDENTIFIES NEW COUNTRY Guatemala El Salvador 34 13 Colombia 1 Note: As of Press Release 4/26/2018 4

PAWN-FOCUSED PRODUCT MIX TRAILING TWELVE MONTHS (TTM) TOTAL REVENUE NET REVENUE $1.8 BILLION $0.9 BILLION 8% 6% 1% 4% 29% 39% 54% 59% PAWN STORE SCRAP JEWELRY CONSUMER LOAN/ PAWN FEES RETAIL SALES SALES SERVICE FEES CONSOLIDATED GROSS MARGIN BY PRODUCT TYPE 35% 100% 5% 73% Note: As of 3/31/2018 5

Typical Pawn Transaction Cycle

Total transaction time less than 15 minutes


Customer Enters Store With Personal Asset
~20%
~80%
Sells Asset to Company
Pawn Loan
(Collateralized with Asset)
~25%
~75%
Customer Does Not Repay Loan or Fee
Customer Repays Loan & Pawn Service Fee
Retail Sales
Typical Margin = 35%
Pawn Service Fees
Monthly Yield = 12% - 13%

6

LIMITED CREDIT RISK FOR PAWN LENDING • PAWN LOANS ARE SMALL AND AVERAGE PAWN LOAN1 AFFORDABLE WITH A SHORT DURATION (COLLATERALIZED WITH ASSET) IN USD $ – 30 TO 60 DAYS $160 • APPROXIMATELY 75% OR MORE OF PAWN LOANS ARE REPAID $120 • ALL LOANS FULLY COLLATERALIZED WITH $80 $164 PERSONAL PROPERTY HELD BY THE PAWN STORE $40 – RAPID LIQUIDATION THROUGH ON-SITE $67 PAWN RETAIL OPERATIONS $0 – TYPICAL RETAIL MARGIN OF 35% TO U.S. LatAm 40% ON FORFEITED COLLATERAL 1 As of 3/31/2018 7

ANNUALIZED TTM ADMIN AND D&A EXPENSES ($ IN MILLIONS ON A TTM BASIS) Realized Synergies of $70 Million at March 2018 $250 $235 $228 $239 $213 $199 $200 $70 $189 $67 $177 $63 $169 $59 $57 $150 $55 $52 $100 $165 $161 $151 $140 $132 $122 $117 $50 $- Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 TTM Q1-2018 Proforma Admin Exp. Proforma Depreciation and Amortization Exp. Proforma Pre-Merger Expense Note: Excludes merger related expenses 8

AGUASCALIENTES, MEXICO TIJUANA, MEXICO LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA

OVER 1,100 LATIN AMERICA LOCATIONS TOTAL LATIN AMERICA LOCATIONS, END OF PERIOD 10 YEAR CAGR 1,136 18% 48 999 955 46 51% OF TOTAL 46 STORE BASE 737 674 32 597 538 1,088 447 953 386 909 329 705 269 207 157 130 100 60 4 29 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 As of 4/26/2018 MEXICO CENTRAL & SOUTH AMERICA 10

MAJORITY OF STORES & EMPLOYEES BASED IN LATAM; ALMOST 80% OF STORE INVESTMENTS IN LATAM STORE SEGMENT STORES1 EMPLOYEES3 INVESTMENTS2 CONTRIBUTION4 $30,643 $123,085 79% 1,136 9,039 35% 51% 54% $8,357 7,743 1,110 $233,079 21% 46% 49% 65% LatAm U.S. 1 As of Press Release 4/26/2018 2 TTM 3/31/2018 Store CapEx and Acquisitions 3 As of 3/31/2018 4 Segment Contribution as of TTM 3/31/2018; Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A 11

LATAM OPERATING TRENDS: Q1-2018 • STRONG REVENUE GROWTH IN THE SAME-STORE TWO-YEAR GROWTH1 FIRST QUARTER 28% 24% – UP 25% ON A USD $ TRANSLATED BASIS 24% 23% 23% – UP 16% ON A CONSTANT CURRENCY BASIS 20% 13% 16% 12% 13% • RESULTS DRIVEN BY STRONG SAME- STORE SALES RESULTS AND 12% CONTRIBUTIONS FROM NEW STORES 8% 11% 10% 11% 4% • 19% GROWTH IN TOTAL PAWN LOANS 0% OUTSTANDING ON A CONSTANT Pawn Loans Core Revenue Retail Sales Q1-2017 Q1-2018 CURRENCY BASIS 1 Growth rates calculated on a constant currency basis, a non-GAAP measure defined in the 4/26/2018 press release and reconciled to the most comparable GAAP measures in the financial statements of the same release. 12

LATAM PAWN AND INVENTORY COMPOSITION LATAM OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 11% 10% 64% 2% 60% 1% 2% 2% 2% 2% 19% 25% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 3/31/2018 13

PRENDAMEX ACQUISITION • ACQUIRED 126 STORES IN MARCH 2018 • POSITIONED MOSTLY IN URBAN MARKETS ACROSS 8 STATES IN CENTRAL AND SOUTHERN MEXICO • SMALLER-FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) FOCUSED PRIMARILY ON JEWELRY LENDING • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – WORKS IN TANDEM WITH LARGE FORMAT STORES IN MANY MARKETS • INCREASES POTENTIAL FIRSTCASH STORE COUNT IN MEXICO TO 2,000 OR MORE CUAUTITLAN, MEXICO 14

LATAM GROWTH STRATEGY LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION  EXISTING COUNTRY PRESENCE LATIN AMERICA SUBSTANTIAL INFRASTRUCTURE AND CASH MARKET ENTRY Q1-2018 WITH GROWTH STRATEGY FLOWS TO ACCOMPLISH NEW ACQUISITIONS NEAR-TERM EXPANSION OPPORTUNITIES AND DE NOVO EXPANSION Mexico FUTURE OPPORTUNITY  SIGNIFICANT RUNWAY FOR CONTINUED Belize STORE OPENINGS AND STRATEGIC Guatemala Guyana El Salvador Venezuela ACQUISITIONS IN MEXICO & GUATEMALA Honduras Suriname Nicaragua Colombia French Guiana Costa Rica  Ecuador TWO STORES OPENED IN COLOMBIA. Panama OLOMBIA IS A SIGNIFICANT MARKET WITH Peru C Brazil A POPULATION OF ALMOST 50 MILLION Bolivia  NEW STORE IN GUATEMALA OPENED Paraguay Q1-2018 AND IS THE FIRST LARGE FORMAT Chile Uruguay “FIRST CASH” BRANDED LOCATION Argentina  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN MARKETS SUCH AS PERU 15

NEW STORE OPENINGS • 11 LARGE FORMAT DE NOVO LOCATIONS OPENED IN LATAM Q1-2018 – 9 IN MEXICO AND SINGLE STORES IN GUATEMALA AND COLOMBIA • STRONG PIPELINE OF ADDITIONAL DE NOVO LOCATIONS WHICH ARE EXPECTED TO OPEN IN 2018 BOGOTA, COLOMBIA – OPENED Q2-2018 • THE COLOMBIAN STORE OPENINGS MARK THE FIRST LOCATIONS IN SOUTH AMERICA • THE DE NOVO GUATEMALA OPENING IS THE COMPANY’S FIRST LARGE FORMAT FIRST CASH BRANDED STORE IN THE COUNTRY AMATITLAN , GUATEMALA – OPENED Q1-2018 16

PROVEN NEW STORE OPENING PROCESS  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT MONTERREY, MEXICO 17

PROVEN RAPID PAYBACK MODEL MEXICO NEW STORE INVESTMENT AND PROFITABILITY RAMP ($ IN USD) Typical Mexico New Store Ramp New Store Investment Year 1 Year 2 Year 3 Year 4 Year 5 (USD $) Op Margin (4%) 17% 22% 24% 26% Cap Ex $160,000 $500 $200 - Leasehold improvements & fixtures $400 $160 - Computer & security equipment Start-up Losses $25,000 $300 $120 - Pre-opening - First six months of operation $200 $80 Total Store Investment $185,000 $100 $40 Revenue USD $ (Thousands) $ USD Revenue level profit USD $ $ (Thousands) USD level profit Working Capital (USD $) - First Year for New Store $90,000 $0 $0 Store - Operating cash Year 1 Year 2 Year 3 Year 4 Year 5 - Loan funding Revenue Store-level Profit1 - Inventory ` CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO From 2005-2017 18

CORPUS CHRISTI, TEXAS GRAND PRAIRIE, TEXAS UNITED STATES OVERVIEW LOCATIONS IN 25 STATES

U.S. – Over 1,100 Locations in 25 States

Legacy First Cash | Legacy Cash America | Shared Markets


33
WA
OR
MT
ND
MN
ID
WI
SD
NY
VT
NH
ME
MA
CT
RI
MI
2
WY
1
NE
IA
PA
NJ
UT
27
7
30
CO
NV
KS
25
IL
34
119
OH
IN
DC
3
DE
MD
WV
VA
6
29
CA
25
MO
26
KY
NC
41
TN
53
18
OK
34
AZ
NM
AR
SC
27
MS
8
AL
46
GA
LA
AK
TX
409
26
6
75
FL
HI

Note: As of Press Release 4/26/2018

FirstCash

20

U.S. OPERATING TRENDS: Q1-2018 U.S. INVENTORY LEVELS • LEGACY FIRST CASH STORES CONTINUE TO ($ IN MILLIONS) $350 SEE SOLID SAME-STORE INCREASES: $283 $258 – SAME-STORE PAWN LOANS UP 6% $300 11% $244 12% $240 Thousands 12% – SAME-STORE PAWN FEE REVENUE UP 4% $250 9% $217 6% $188 $200 5% $150 • LEGACY CASH AMERICA POSTED SOLID 89% 88% 88% 91% 94% SEQUENTIAL IMPROVEMENTS: $100 95% – PAWN LOANS EXPECTED TO COMP POSITIVE $50 IN Q3-2018 $0 – RAPIDLY IMPROVING RETAIL MARGINS – IMPROVED INVENTORY METRICS Current INV Aged INV1 1 Aged inventory defined as inventory aged 361+ days 21

Cash America Merger Synergies Drive Additional Accretion

	Estimated Amounts at Time of Merger	Achieved as of December 2017	Expected Opportunities in 2018
Annual Operating Cost Synergies	• ~$45 million primarily from technology, finance and other administrative synergies achieved by Mid 2018 • Minimal store closings	• $43 million in 2017	• ~$75 million or more of run rate synergies expected to be achieved by end of 2018
Annual Depreciation and Amortization Savings	• ~$17 – $20 million primarily from technology platform synergies	• $19 million in 2017	
Transaction and Integration Costs	• Up to ~$28 million	• Approximately $24 million	• Less than $2 million in 2018

FirstCash

22

U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 16% 15% 66% 6% 61% 9% 3% 6% 3% 3% 9% 3% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 3/31/18 23

U.S. EARNINGS GROWTH STRATEGY •CONTINUE SCOUTING ACQUISITIONS IN EXISTING STATES – ORGANIC DEMAND AS UNBANKED AND UNDERBANKED DEMOGRAPHICS CONTINUE TO GROW – CONTINUED OPPORTUNITIES FOR SMALLER “TUCK-IN” ACQUISITIONS – 12 SHOP ACQUISITION IN TN/GA (US MONEY Q1-2018) – 4 SINGLE STORE ACQUISITIONS TO DATE IN 2018 •DRIVE FURTHER MERGER SYNERGIES & MARGIN IMPROVEMENT – ADDITIONAL SYNERGIES EXPECTED IN 2018 – INCREASED RETAIL MARGINS, ESPECIALLY IN LEGACY CASH AMERICA LOCATIONS – EXPECTING PAWN LOAN GROWTH IN SECOND HALF OF 2018 AND BEYOND 24

STABLE REGULATORY CLIMATE FOR PAWN • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: – ARE NON-RECOURSE LOANS – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO (119 STORES): ENACTED MARCH 28, 2017 – WASHINGTON (33 STORES): ENACTED JULY 24, 2015 – ARIZONA (34 STORES): ENACTED JULY 24, 2014 – NEVADA (27 STORES): ENACTED OCTOBER 1, 2011 Note: As of 3-31-18 25

LIMITED EXPOSURE TO CFPB RULES FOR PAYDAY LENDING • IN OCTOBER 2017, THE CFPB RELEASED ITS SMALL-DOLLAR LOAN RULE (THE “SDL RULE”), WHICH IS SCHEDULED TO TAKE EFFECT IN JULY 2019. IF THE SDL RULE TAKES EFFECT, IT WILL IMPACT SHORT-TERM SMALL DOLLAR LOAN PRODUCTS SUCH AS PAYDAY LOANS, AUTO TITLE LOANS AND CERTAIN INSTALLMENT LOANS. IMPORTANTLY, THE SDL RULE DOES NOT APPLY TO NON-RECOURSE PAWN LOANS. – THE PROPOSED RULES INCLUDE, AMONG OTHER THINGS: – ADDITIONAL UNDERWRITING REQUIREMENTS – COOLING-OFF PERIODS BETWEEN CERTAIN LOANS – LIMITATIONS TO PREVENT THE SUSTAINED USE OF CERTAIN LOANS SUCH AS CAPPING THE NUMBER OF ROLLOVERS – RESTRICTIONS ON COLLECTION PRACTICES • TRADITIONAL PAWN LOANS ARE EXCLUDED FROM THE SCOPE OF THE NEW CFPB RULES REVENUE MIX IS PRIMARILY PAWN RELATED Q1-2018 TTM TARGET REVENUE MIX (NEXT 3-5 YEARS) 4% 2% PAWN OPERATIONS CONSUMER LENDING 96% 98% 26

PUEBLA, MEXICO CUAUTLA, MEXICO FINANCIAL HIGHLIGHTS

ADJUSTED NET INCOME AND ADJUSTED EBITDA ($ IN MILLIONS) $280 $273 $273 $240 $200 $180 $160 $140 $132 $131 $120 $85 $80 $68 $40 $0 2015 2016 2017 TTM Q1-2018 Adjusted Net Income Adjusted EBITDA Note: Adjusted Net Income and Adjusted Net EBITDA are non-GAAP numbers. See appendix for reconciliation to Net Income. 28

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW ($ IN MILLIONS) $248 $246 $250 $231 $220 $200 FCF YIELD1 7% TTM 3/31/2018 $150 $97 $100 $93 $68 $68 $50 $0 2015 2016 2017 TTM Q1-2018 Operating Activities Cash Flow Adjusted Free Cash Flow Note: Adjusted Free Cash Flow is a non-GAAP number. See appendix for reconciliation to Adjusted Free Cash Flow from Operating Activities. 1 FCF Yield is calculated as TTM Adjusted Free Cash Flow / Market Cap. 29

ADJUSTED EARNINGS PER SHARE GUIDANCE AS PROVIDED ON APRIL 26, 2018 GUIDANCE RANGE2: $4.00 $3.35 - $3.55 $3.50 $3.00 $2.74 $2.50 $2.42 $2.44 $2.00 $1.50 $1.00 $0.50 $0.00 2015 2016 2017 2018 Guidance Adjusted Net Income Per Share1 2018 Guidance 1 Adjusted earnings measures may exclude the impact of the Tax Act, merger and acquisition related expenses and the loss on extinguishment of debt from the senior notes refinancing, which are further described in the detailed reconciliations of adjusted earnings provided elsewhere in this presentation 2 Given the difficulty in predicting the amount and timing of future ongoing Merger expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance 30

FIRSTCASH FISCAL 2018 OUTLOOK •INCREASED FISCAL FULL-YEAR 2018 GUIDANCE FOR DILUTED EARNINGS PER SHARE TO BE IN THE RANGE OF $3.35 TO $3.551 – COMPARES TO PREVIOUS GUIDANCE OF $3.15 TO $3.35 – REPRESENTS EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 22% TO 30% •KEY ASSUMPTIONS: – EXPECTATION TO ADD APPROXIMATELY 200 LOCATIONS IN 2018, (INCLUDES THE 126 SMALLER-FORMAT PRENDAMEX STORES AND 30 LARGE FORMAT STORES OPENED/ACQUIRED THUS FAR IN 2018 AND 40-50 ADDITIONAL LARGE FORMAT LOCATIONS OVER THE REMAINDER OF THE YEAR) – ESTIMATED EXCHANGE RATE OF APPROXIMATELY 20.0 MEXICAN PESOS / U.S. DOLLAR REFLECTS CONTINUED POTENTIAL CURRENCY VOLATILITY, RELATED PRIMARILY TO ONGOING TRADE AND IMMIGRATION DISCUSSIONS BETWEEN THE U.S. AND MEXICO – EXPECTED EFFECTIVE INCOME TAX RATE FOR FISCAL 2018 OF APPROXIMATELY 26% TO 27% – ANTICIPATED EARNINGS DRAG OF APPROXIMATELY $0.15 TO $0.17 PER SHARE DUE TO EXPECTED STRATEGIC REDUCTIONS IN CONSUMER LENDING OPERATIONS – ESTIMATED EARNINGS DRAG IN 2018 FOR MERGER RELATED EXPENSES OF $0.02 TO $0.04 PER SHARE, NET OF TAX 31

PAYOUT RATIO: DIVIDENDS AND SHARE REPURCHASES AS A % OF ADJUSTED NET INCOME ($ IN MILLIONS) $240 200% TOTAL PAYOUT SINCE MERGER: $248 $220 • REPURCHASES: $192 $38 • DIVIDENDS: $56 $180 157% 150% $129 $120 100% $37 $182 55% 58% 98% $60 50% $40 23% $44 $92 $20 $0 0% 2014 2015 20161 2017 TTM Q1-2018 Share Repurchases Dividends Payout Ratio, Adjusted Net Income 1 Temporarily suspended share repurchases due to merger activity. 32

DIVIDENDS PER SHARE CONTINUE TO GROW 2018 GUIDANCE: $1.00 ★ IDENTIFIES SEQUENTIAL QUARTER- OVER-QUARTER DIVIDEND INCREASE $0.88 $0.80 $0.77 $0.22 $0.20 $0.60 $0.57 $0.22 $0.19 $0.19 $0.40 $0.125 $0.22 $0.19 $0.20 $0.125 $0.19 $0.22 $0.125 $0.00 2016 2017 2018 Qtr. 1 Qtr. 2 Qtr. 3 Qtr. 4 Projected 33

LEVERAGE PROFILE – POST MERGER ($ IN MILLIONS) $600 4.0 $560 NET DEBT RATIO1 (NET NET DEBT RATIO1 (NET DEBT/TTM ADJUSTED EBITDA) DEBT/TTM ADJUSTED EBITDA) = 1.0 TO 1 3.5 $460 = 1.2 TO 1 $440 3.0 $397 $407 $400 $383 $360 $140 2.5 $337 $97 $107 $260 $83 2.0 $137 1.5 $200 $300 $300 $300 $300 1.0 Ratio EBITDA to Adjusted Debt Net $200 $200 $200 0.5 $0 0.0 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 FCFS 2021 Sr. Notes FCFS 2024 Sr. Notes FCFS Line of Credit Net Debt to EBITDA 1 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP number. See Company’s 4/26/2018 press release for a calculation of the Net Debt Ratio. 34

OVER $1.3 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS Cumulative Total $1,300 Stock Repurchases & Dividends: $ Millions - 15,045,949 split-adjusted shares repurchased $1,200 - $67 million in cumulative dividends paid $1,100 Acquisitions Since 2004: $1,000 - 164 stores acquired in U.S. - 442 stores acquired in Latin America $900 - 815 stores acquired in Cash America Merger $597 $800 Capital Expenditures Since 2004: - Includes 785 De Novo store openings $700 $600 $428 $500 $400 $273 $300 $200 $100 $315 $0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1-2018 Stock Repurchases & Dividends Acquisitions Capital Expenditures Net Debt 35

INVESTMENT RECAP • PAWN-FOCUSED BUSINESS MODEL ⦁ FOCUSED ON SMALL SECURED LOANS TO UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FOCUS ON FULL-SERVICE LENDING & RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE ⦁ STRONG MARGINS & CASH FLOWS ALLOW FOR STORE GROWTH AND DIVIDEND & SHARE BUYBACKS • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS 36

KANSAS CITY, MISSOURI APPENDIX SANTA TECLA, EL SALVADOR

TOP 10 SHAREHOLDERS AND SHAREHOLDERS BREAKDOWN Institution Name Shares (FCFS) % S/O (FCFS) Dominant Style l BlackRock Fund Advisors 5,529,870 11.9% Index l l The Vanguard Group, Inc. 4,251,298 9.1% Index l l Fiduciary Management, Inc. 2,256,092 4.8% Value l l Dimensional Fund Advisors, L.P. (U.S.) 2,079,463 4.5% Index l l William Blair & Company, LLC (Investment Management) 1,947,129 4.2% Aggressive Growth l l Genesis Investment Management, LLP 1,767,217 3.8% GARP l l Wellington Management Company, LLP 1,549,210 3.3% Value l l GIC Asset Management Pte., LTD 1,516,164 3.3% Value l l EARNEST Partners, LLC 1,382,044 3.0% Value l l State Street Global Advisors (SSgA) 1,215,435 2.6% Index l Top 25 Shareholder Breakdown 41% EM/INTL Focus represents 22% of 13% actively managed shareholders 46% Index EM/INTL Focus Note: As of 12/31/2017 U.S. Focus 38

NON-GAAP FINANCIAL INFORMATION The Company uses certain financial calculations such as adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results (as defined or explained below) as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than generally accepted accounting principles (“GAAP”), primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined in SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s operating performance and because management believes they provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results, as presented, may not be comparable to other similarly titled measures of other companies. The Company has adjusted the applicable financial measures to exclude, among other expenses and benefits, Merger related expense because it generally would not incur such costs and expenses as part of its continuing operations. The Merger related expenses are predominantly incremental costs directly associated with the Merger and integration of Cash America, including professional fees, legal expenses, severance and retention payments, accelerated vesting of certain equity compensation awards, contract breakage costs and costs related to consolidation of technology systems and corporate facilities. 39

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) YEAR ENDED DECEMBER 31, TTM ENDED MARCH 31, 2015 2016 2017 2018 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE NET INCOME $60,710 $2.14 $60,127 $1.72 $143,892 $3.00 $152,882 $3.22 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES: TRANSACTION - - 14,399 0.41 - - - - SEVERANCE AND RETENTION - - 9,594 0.27 2,456 0.05 2,144 0.04 OTHER 1,989 0.07 2,030 0.06 3,254 0.07 3,342 0.07 TOTAL MERGER AND OTHER ACQUISITION 1,989 0.07 26,023 0.74 5,710 0.12 5,486 0.11 EXPENSES NET TAX BENEFIT FROM TAX ACT - - - - (27,269) (0.57) (27,269) (0.57) LOSS ON EXTINGUISHMENT OF DEBT - - - - 8,892 0.19 8,892 0.19 NET GAIN ON SALE OF COMMON STOCK OF - - (818) (0.02) - - - - ENOVA RESTRUCTURING EXPENSES RELATED TO U.S. 5,784 0.21 - - - - - - CONSUMER LOAN OPERATIONS ADJUSTED NET INCOME $68,483 $2.42 $85,332 $2.44 $131,225 $2.74 $139,991 $2.95 40

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA ($ IN THOUSANDS) TTM ENDED MARCH YEAR ENDED DECEMBER 31, 31, 20151 2016 2017 2018 NET INCOME $60,710 $60,127 $143,892 $152,882 INCOME TAXES 26,971 33,320 28,420 22,967 DEPRECIATION AND AMORTIZATION 17,446 31,865 55,233 52,273 INTEREST EXPENSE 16,887 20,320 24,035 24,120 INTEREST INCOME (1,566) (751) (1,597) (2,251) EBITDA 120,448 144,881 249,983 249,991 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 2,875 36,670 9,062 8,654 LOSS ON EXTINGUISHMENT OF DEBT - - 14,114 14,114 RESTRUCTURING EXPENSES RELATED TO U.S. CONSUMER LOAN OPS 8,878 - - - NET GAIN ON SALE OF COMMON STOCK OF - - ENOVA - (1,299) ADJUSTED EBITDA $132,201 $180,252 $273,159 $272,759 1 For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations 41

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) TTM ENDED MARCH YEAR ENDED DECEMBER 31, 31, 2015 2016 2017 2018 CASH FLOW FROM OPERATING $92,749 $96,854 $220,357 $247,808 ACTIVITIES CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (3,716) (16,072) 40,735 29,766 PURCHASES OF PROPERTY AND EQUIPMENT (21,073) (33,863) (37,135) (37,896) FREE CASH FLOW 67,960 46,919 223,957 239,678 MERGER RELATED EXPENSES PAID, 6,659 6,425 NET OF TAX - 20,939 ADJUSTED FREE CASH FLOW $67,960 $67,858 $230,616 $246,103 42

INVESTOR CONTACT INFORMATION INVESTOR RELATIONS GAR JACKSON INVESTORRELATIONS@FIRSTCASH.COM GLOBAL IR GROUP IR.FIRSTCASH.COM GAR@GLOBALIRGROUP.COM (817) 258-2650 (817) 886-6998 43